Vanguard Ohio Tax-Exempt Money Market Fund

Summary Prospectus

March 29, 2010 (revised April 22, 2010)

Investor Shares

Vanguard Ohio Tax-Exempt Money Market Fund Investor Shares (VOHXX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
March 29, 2010 (revised April 22, 2010), and financial highlights information from the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide current income that is exempt from both federal and Ohio personal income taxes while maintaining a stable net asset value of $1 per share. The Fund is intended for Ohio residents only.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	0.10%
12b-1 Distribution Fee	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses[1]	0.17%

1 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current Fund assets.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$217

Primary Investment Policies

The Fund invests at least 80% of its assets in a variety of high-quality, short-term Ohio municipal securities whose income is exempt from federal and Ohio taxes. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized statistical rating organizations (NRSROs) (or by one, if only one NRSRO has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to those in the two highest credit-quality categories for short-term securities. The Fund invests in securities with effective maturities of 397 days or less and maintains a dollar-weighted average maturity of 90 days or less.

Primary Risks

The Fund is designed for investors with a low tolerance for risk; however, the Fund’s performance could be hurt by:

• State-specific risk, which is the chance that developments in Ohio will adversely affect the securities held by the Fund. Because the Fund invests primarily in securities issued by Ohio and its municipalities, it is more vulnerable to unfavorable developments in Ohio than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Ohio municipal market.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Because the Fund’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

• Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund, because it invests primarily in securities that are considered to be of high quality.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a comparative benchmark. Returns for the Ohio Tax-Exempt Money Market Funds Average are derived from data provided by Lipper Inc. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.05% (quarter ended December 31, 2000), and the lowest return for a quarter was 0.05% (quarter ended December 31, 2009).

Average Annual Total Returns for Periods Ended December 31, 2009

	1 Year	5 Years	10 Years
Vanguard Ohio Tax-Exempt Money Market Fund	0.48%	2.39%	2.21%
Ohio Tax-Exempt Money Market Funds Average	0.26%	2.00%	1.81%

Investment Advisor

The Vanguard Group, Inc.

Portfolio Managers

Justin A. Schwartz, CFA, Portfolio Manager. He has co-managed the Fund since 2010.

Pamela Wisehaupt Tynan, Principal of Vanguard. She has managed the Fund since 2008 (co-managed since 2010).

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums To open and maintain an account To add to an existing account	Investor Shares $3,000 $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment Plan, which has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal and state income taxes. However, a portion of the Fund’s distributions may be subject to federal, state, and local income taxes.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard Ohio Tax-Exempt Money Market Fund Investor Shares—Fund Number 96

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Vanguard Marketing Corporation, Distributor.

SP96R 032010